DIME Community Bancshares, Inc.

INVESTOR PRESENTATION

2015 STERNE AGEE FINANCIAL INSTITUTIONS INVESTOR CONFERENCE

FEBRUARY 11-13, 2015



about... DIME

- Dime Community Bancshares, Inc., is the holding company for The Dime Savings Bank of Williamsburgh, a $4.50 billion dollar institution.
- Low credit risk model with consistently strong returns.
- Community retail bank model with an emphasis on NEW YORK CITY MULTIFAMILY LENDING.
- Twenty-five branches serving Brooklyn, Queens, The Bronx and Nassau Counties.
- Split-adjusted IPO price of a DCOM share is $2.96. The long-term Total Return since the IPO has been 749%. Current dividend $0.14/QTR.

Officer & Directors

	TITLE	TENURE	INSIDER OWNERSHIP*
Vincent F. Palagiano	Chairman of the Board & CEO	44 years	3.0% (1,083,392 shares)
Michael P. Devine	Vice Chairman of the Board & President	43 years	1.8% (676,435)
Kenneth J. Mahon	Senior Executive Vice President & COO	34 years	1.1% (407,406 shares)
All Directors and Executive Officers			**14.1%** (5,164,992 **shares)**

OTHER OPERATING OFFICERS:	TITLE	TENURE
Daniel Harris	Chief Lending Officer	7 years with 30 years prior bank experience
Timothy King	Chief Risk Officer	31 years
Terence Mitchell	Chief Retail Officer	3 years with 30 years prior bank experience
Michael Pucella	Chief Accounting Officer	33 years
Timothy Lenhoff	Chief Information Officer	Recent hire. 30 years prior relevant experience
Robert Volino	Chief Investment Officer	12 years

* Amounts per page 4 of the Company's proxy statement dated April 11, 2014.

DIME: A low-risk business model with conservative management, and the value of the New York City Market

Lending model based on very low risk class of Commercial Real Estate: NYC multifamily apartment buildings, including a significant component of rent-regulated buildings in a large, vibrant and growing metropolitan area.	→	**Best In Class credit metrics accompanied by de minimis loss levels.**
Conservative management in conjunction with low risk collateral has resulted in a clearly defined market model that is understood and accepted by borrowers and brokers.	→	**This leads to repeat customers and provides a reliable source of business despite high levels of competition.**
Utilization of longer-term non-deposit borrowings.	→	**Provides a hedge against rising interest rates and supports a fundamental goal of low operating expenses and best in class efficiency ratios.**
Substantial Insider Ownership.	→	**Management and Shareholders have shared values.**

PEER STATISTICS

Dime Community Bancshares, Inc.
PEER GROUP COMPARISON

	DCOM	Peer Median	Peer Average
ROAA LTM (%)	1.03	0.75	0.61
ROAE LTM (%)	9.83	6.32	4.84
ROATE LTM (%)	11.12	7.31	5.77
Efficiency Ratio LTM (%)	46.28	59.13	64.03
Net Interest Margin LTM(%)	3.03	3.19	3.10
Loans / Deposits (%) (as of December 31, 2014)	154.87	103.36	103.61
Asset Quality Ratios (%) (Most Recent Qtr.)			
NPAs / Assets	0.16	1.10	1.17
NCOs / Avg Loans	-0.01	0.10	0.22
Reserves / Gross Loans	0.45	1.03	1.10
Reserves / NPLs	298.37	61.95	81.11
Capital Ratios (%)			
Tang Common/Tang Assets	9.29	9.14	11.18
Total Risk Based (Bank only)	12.89	15.37	16.72
Price/Tangible Book	1.45x	1.36x	1.47x
Price/LTM EPS	13.2x	14.8x	20.17x

For purposes of this chart, Dime Community Bancshares, Inc.'s peer group consists of the following: Investors Bancorp, Inc (ISBC), Astoria Financial Corporation (AF), Northfield Bancorp (NFBK), Flushing Financial Corp. (FFIC), Kearny Federal Savings Bank (KRNY), OceanFirst Bank (OCFC), Oritani Bank (ORIT), Sterling National Bank (STL), Sun Bancorp Inc. (SNBC), The Provident Bank (PFS), TrustCo Bank (TRST), Valley National Bank (VLY). Source: SNL Database through December 31, 2014

TRENDS

Market Metrics and Capital Ratios

	2008	2014Q4
DCOM Price Per Share[1]	$13.30	$16.28
Earnings Per Share-LTM	$0.85	$1.23
Price/Earnings Multiple	15.6x	13.24x
Tangible BV Per Share	$6.79	$11.20
Price/Tangible Book Value	196%	145%

[1] at end of period

Capital Ratios[1]	Holding Company	Bank Subsidiary
TIER 1 CORE CAPITAL (LEVERAGE)	9.29%	9.20%
TIER 1 RISK BASED CAPITAL		12.33%
TOTAL RISK BASED CAPITAL		12.89%

[1] As of December 31, 2014

Key Financial Metrics - 10 Year Trendline

At or for the Year Ended December 31,

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
					($ in thousands)						
Earnings Per Share	$1.27	$1.01	$0.87	$0.67	$0.85	$0.79	$1.24	$1.40	$1.17	$1.24	$1.23
DCOM Share Price	$17.91	$14.61	$14.01	$12.77	$13.30	$11.73	$14.90	$12.60	$13.30	$16.92	$16.28
P/E Multiple	14.1	14.5	16.1	19.1	15.6	14.8	12.0	9.0	11.9	13.8	13.24
Price / TBV	290.7%	225.8%	211.3%	199.2%	195.9%	165.4%	180.8%	140.5%	143.6%	161.6%	145.0%
Net Interest Margin	3.32%	2.96%	2.60%	2.29%	2.60%	2.96%	3.53%	3.60%	3.28%	3.39%	3.03%
Non-performing assets	$1,459	$958	$3,606	2,856	7,702	12,737	20,732	29,985	9,780	13,465	7,120
Federal Funds Rate	2.16%	4.16%	5.24%	4.24%	0.16%	0.12%	0.18%	0.07%	0.05%	0.11%	0.09%
DCOM CRE Offering Rate	5.02%	5.77%	6.43%	6.38%	5.93%	5.92%	5.26%	4.54%	3.70%	3.48%	3.44%
Return on Tang Eq (ROTE)	20.76%	15.51%	12.68%	9.89%	12.52%	11.08%	15.68%	15.93%	12.24%	11.93%	11.13%
Prepayment Fee Income	$9,797	$5,024	$4,669	$4,096	$3,628	$1,389	$2,316	$7,727	$14,582	$13,395	$12,488
as a % of Pre Tax Income	13%	9%	10%	11%	9%	3%	3%	10%	22%	18%	17%
Avg. Diluted Shares (millions)	36.2	35.6	35.1	33.6	32.8	33.0	33.4	33.8	34.4	35.3	35.9

Credit Metrics – 6 year trendline

	2008	2009	2010	2011	2012	2013	2014
				($ in thousands)			
Total Loans	$3,288,218	$3,391,658	$3,468,479	$3,458,416	$3,506,368	$3,699,519	$4,119,240
Non-Performing Loans	$7,402	$11,294	$20,168	$28,973	$8,888	$12,549	$6,198
NPLs to Total Loans	0.22%	0.33%	0.58%	0.84%	0.25%	0.34%	0.15%
Net Charge Offs (Recoveries)	$583	$8,993	$13,821	$5,925	$3,707	$766	$(212)
NCOs to Total Loans	0.02%	0.27%	0.40%	0.17%	0.11%	0.02%	-0.01%
Allowance as a % of Loans	0.63%	0.53%	0.54%	0.58%	0.59%	0.54%	0.45%
"Texas" ratio [1] end of period end	2.4%	4.0%	8.4%	8.9%	2.6%	3.7%	2.5%

(1) "Texas" ratio = sum of non-performing assets + accruing loans past due 90 days or more as a % of Tangible Capital + ALLL.

Credit Metrics vs Peer Group


CHARGE OFF HISTORY 2009 – 2014Q3
DIME
PEERS
(% of Average Total Loans)
1.59%
1.08%
0.48%
0.55%
0.26%
0.28%
2009
2010
2011
2012
2013
2014 Q3

For purposes of this chart, Dime Community Bancshares, Inc.'s peer group consists of the following: Astoria Financial Corporation (AF), Flushing Savings Bank (FFIC), Investors Bank (ISBC), Kearny Federal Savings Bank (KRNY), OceanFirst Bank (OCFC), Oritani Bank (ORIT), Signature Bank (SBNY), Sterling National Bank (STL), Sun National Bank (SNBC), The Provident Bank (PFS), TrustCo Bank (TRST), Valley National Bank (VLY).

LOAN PORTFOLIO

Balance Sheet Composition

Loans comprise 91% of assets; 155% Loan to Deposit Ratio



Assets
Cash/ Short-term Investments, 2%
Investments/ MBS, 1%
All other, 6%
Loans, 91%



Liabilities and Equity
All Other, 3%
Equity, 10%
Deposits, 59%
Borrowings, 28%

Note: as of December 31, 2014

"Lending for the Way New Yorkers Live"

New York City Housing Stock*


Conventional Homes, 18%
Co-op, 10%
Condo, 4%
Renter-Occupied, 68%

As shown in the adjacent chart, New York City is a city of apartment dwellers. Only 18% of the City's housing stock is classified 1 – 4 family.

Dime has historically been one of the primary lenders in the small (10 – 75 unit, rent-regulated) apartment house market in New York City, which is summed up in our mission statement:

"Lending for the Way New Yorkers Live"

* Total housing stock equals 3,187,575 units.

Source: 2011 New York City Housing and Vacancy Survey and census data.

CRE Concentration


CRE CONCENTRATION to TOTAL RISK-BASED CAPITAL
1200%
1000%
800%
600%
400%
200%
0%
315%
459%
652%
909%
963%
950%
905%
847%
898%
814%
916%
1017%
1036%
1079%
1004%
922%
874%
909%
949%
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

- The Interagency Guidance of October 2009 defined "Commercial Real Estate" as including multifamily housing.
  - As a result, Dime was identified as having a "high concentration" of CRE, a red flag for the regulators.
- However, Dime has a long, successful history of managing its highly concentrated "CRE" portfolio, mainly because multifamily loans are residential housing loans, not commercial loans, and because the New York City housing market is unique in the nation.

Real Estate Loan Portfolio



1-4 Family & Small Mixed Use, 1.8%
Underlying Coop, 6.4%
100% Commercial, 10.1%
Commercial w/ some residential, 8.0%
100% Multifamily, 44.4%
Multifamily w/ some commercial, 29.3%

Portfolio Risk Segmentation	%	Amount	Current LTV	Current DSR
	($ in Thousands)			
Loans Undelying Coops	6.4%	$ 263,508	19%	N/A
1-4 Family and Small Mixed Use	1.8%	73,500	49%	N/A
100% Multifamily	44.5%	1,830,477	53%	2.1
Multifamily w commercial	29.3%	1,206,066	56%	2.2
Commercial w residential	8.0%	328,667	50%	2.2
Pure Commerial	10.1%	415,193	50%	2.1

The perceived risk profile of the loan portfolio by major segment, from "least" to "highest" risk.
* As of December 31, 2014. Excludes allowance for loan losses.

LOAN PORTFOLIO GEOGRAPHIC DISTRIBUTION



New York County
Kings County
Queens County
Bronx County
Westchester County
Other NY Counties
New Jersey

New York County	$ 1,793,521	44%
Kings County	$1,074,469	26%
Queens County	$ 676,323	17%
Bronx County	$ 172,077	4%
Westchester County	$ 130,974	3%
Other NY Counties	$ 168,275	4%
New Jersey	$ 73,131	2%
TOTAL CRE PORTFOLIO	$ 4,088,770	100%
All real estate loans and unamortized premium	$ 28,641	
TOTAL REAL ESTATE LOAN PORTFOLIO*	$ 4,117,411	

($ in 000's)

As of December 31, 2014

* Excludes allowance for loan losses.

Real Estate Loan Originations



Total Originations
Average Loan Origination Rate
Average 5-Year Treasury Rate
$ in mllions
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$717.0
6.48%
$1,104.1
5.31%
$1,016.4
5.02%
$576.1
5.77%
$563.2
6.43%
$574.5
6.38%
$1,086.7
5.93%
$465.6
5.92%
$541.7
5.26%
$678.8
4.54%
$1,099.7
3.70%
$1,073.1
3.48%
$1,147.0
3.44%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014**
Year Ended December 31,

** 2014 Total origination amount includes $200.0 million of loans re-purchased from Fannie Mae at an average yield approximating 3.5%

Debt Service & Loan-to-Value Ratios on New Loans


Weighted average LTV consistently at or below 65%
Originated
Purchased
$ loan originations in millions
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
Average: DSR = 1.97 LTV = 60%
Average: DSR = 2.15 LTV = 59%
Average: DSR = 2.11 LTV = 58%
Average: DSR = 1.85 LTV = 59%
Average: DSR = 1.52 LTV = 65%
Average: DSR = 1.53 LTV = 63%
Average: DSR = 1.47 LTV = 59%
Average: DSR = 1.96 LTV = 52%
Average: DSR = 2.01 LTV = 53%
Average: DSR = 2.40 LTV = 50%
Average: DSR = 2.20 LTV = 56%
Average: DSR = 2.21 LTV = 54%
Average: DSR=2.37 LTV=56%
Average: DSR=2.62 LTV=55%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Year Ended December 31,

Repricing Real Estate Loans



• Frequent repricing.
• Early prepayments add an element of revenue to the P&L.
25.4% of total loans reprice by the end of 2017
77.3% of total loans reprice by the end of 2020
Annual Repricings
Cumulative Repricings
% WEIGHTED AVERAGE RATE OF REPRICING LOANS
$ CONTRACTUAL VOLUME OF REPRICING LOANS
($ in millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
4.96%
4.12%
3.85%
3.78%
3.60%
3.53%
3.90%
3.86%
4.21%
2015
2016
2017
2018
2019
2020
2021
2022
Beyond 2022

As of December 31, 2014

Payoff Speed and Origination Spread


Speed
40%
35%
30%
25%
20%
15%
10%
5%
0%
Spread
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
Payoff Speed (Annualized)
Spread Between Origination rate and Weighted Avg. Portfolio Rate
Mar-04
Dec-04
Sep-05
Jun-06
Mar-07
Dec-07
Sep-08
Jun-09
Mar-10
Dec-10
Sep-11
Jun-12
Mar-13
Dec-13
Sep-14

DEPOSITS
& BORROWED FUNDS

Branch Network


BRONX
SOUNDVIEW
PORT WASHINGTON
WHITESTONE
NASSAU
JACKSON HEIGHTS
BAYSIDE
FLUSHING
GLEN OAKS
WESTBURY
LONG ISLAND CITY
HILLCREST
GARDEN CITY PARK
GREENPOINT
WILLIAMSBURGH
QUEENS
BELLMORE
BROOKLYN HEIGHTS
MERRICK
BROOKLYN
VALLEY STREAM
BAY RIDGE
MIDWOOD
CEDARHURST
BAY RIDGE 86TH
BORO PARK
KINGS HIGHWAY
BENSONHURST
MARINE PARK

- 25 Branches in New York City metropolitan area.
- Average branch size = $106.4 million as of December 31, 2014

DIME'S DEPOSIT SHARE

	2014 Market Share Rank	2014 Number of DIME Branches	Deposits in Market ($000)	Total Market Share (%)	Total Bank Deposits in Market (1) ($000)
BROOKLYN	11	10	$1,041,000	2.38%	$ 42,294,000
QUEENS, NY	13	7	$ 756,000	1.64%	$ 48,812,000
NASSAU COUNTY	14	7	$ 795,000	1.25%	$ 62,547,000
BRONX, NY	18	1	$ 68,000	0.62%	$ 11,041,000

(1) Data as of December 31, 2014 Source: FDIC

Focus on Profitable Deposits

December 31, 2013

Total Deposits = $2.07 billion



Money Mkt./ Passbook Savings, 57%
Interest bearing checking, 3%
Non-interest bearing checking, 7%
CDs, 33%

December 31, 2014

Total Deposits = $2.66 billion



Money Mkt./ Passbook Savings, 55%
Interest bearing cheking, 3%
Non-interest bearing checking, 7%
CDs, 35%

7.5% Growth in non-interest bearing checking accounts since December 2013.

Core Deposits



$ in Thousands
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
0.61%
0.05%
0.08%
0.00%
Money Market
Savings/Passbook
Interest Checking
Non Interest Checking

- Core Deposits represent 65% of total funding as of December 31, 2014.
- $1.8 billion of deposits outstanding as of December 31, 2014 with a weighted average rate of 0.40% (presented in chart).
- Approx. 50,000 households.
- No maturity.

- Current Rack Rates:
- MMA - Tiered rate 0.05% minimum to 0.35% maximum
- Savings - 0.05%
- Prime Dime (interest checking) – Tiered rate 0.10% maximum

Retail CDs



$ in Thousands
600,000
500,000
400,000
300,000
200,000
100,000
-
Volume
% Avg. Cost
1.10%
1.32%
1.84%
2.09%
2015
2016
2017
2018 and beyond
Amount maturing during the year ending December 31,

- $926.3 million outstanding as of December 31, 2014 (presented in chart).
- Retail CDs represent 24% of total funding as of December 31, 2014.
- Weighted average maturity of CDs is 1.65 years as of December 31, 2014.
- Early withdrawal penalty.
- Current CD Rates:
  - 1 Year – 0.40%
  - 3 Year - 1.20%
  - 5 Year – 1.75%

Borrowed Funds



$ in Thousands
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1.48%
2.03%
2.04%
2.04%
1.80%
2.35%
2.35%
Volume
% Avg. Cost
2015
2016
2017
2018
2019
2020
2021
Amount maturing during the year ending December 31,

- Borrowings consist of short- and long-term FHLB advances.
- $1.17 billion outstanding as of December 31, 2014 (presented in chart).
- Borrowed funds add stability to margin in a rising rate environment.
- Borrowed funds represent roughly 30% of funding.
- Weighted average maturity of borrowings approximates 1.63 years.
- Current Advance Rates:
  - 1 Year 0.58%
  - 3 Year 1.26%
  - 5 Year 1.76%

COMPETITIVE PERFORMANCE

Another year of Top Financial Performance

SNL Thrift Investor:

DIME RANKS # 4 of 100

For the sixth straight year, Dime ranks fifth or higher in SNL survey.

BankDirector:

DIME RANKS # 7 in $1 to $5 billion asset group

"The 200 largest U.S. banks are stronger and more profitable than at any time since the Great Recession."

Resurgent Performance, Inc:

DIME RANKS # 2 in Lending Performance

Additional Financial Metrics - 10 Year Trendline

	2003	2004	2005	2006	2007	2008	2011	2012	2013	2014
($ in thousands)										
Total Assets	$2,971,661	$3,377,266	$3,126,226	$3,173,377	$3,501,175	$4,055,598	$4,021,180	$3,905,399	$4,028,190	$4,497,107
Total loans, net of allowance	2,177,622	2,486,262	2,596,310	2,688,159	2,861,638	3,274,051	3,443,633	3,485,818	3,679,366	4,100,747
Total loan originations	1,104,071	1,016,396	576,070	564,914	576,298	1,089,361	680,346	1,101,106	1,074,451	1,148,233**
Total loan amortization	976,779	557,134	358,255	328,453	326,103	523,788	698,928	1,030,064	925,077	736,716
Total deposits	2,041,678	2,210,049	1,914,772	2,008,532	2,179,998	2,260,051	2,343,701	2,479,429	2,507,146	2,659,792
Total borrowings	571,675	809,249	834,120	788,900	985,745	1,346,840	1,205,455	913,180	980,680	1,244,405
Total tangible equity	228,026	229,013	239,169	241,829	217,238	232,156	314,942	345,464	384,564	412,600
Total equity	283,919	281,721	291,713	290,631	268,852	276,964	361,034	391,574	435,506	459,725
Tangible equity / tangible assets %	7.82%	6.88%	7.78%	7.74%	6.29%	5.79%	7.95%	8.97%	9.68%	9.29%

** Includes $200 million of loans re-purchased from Fannie Mae.

Stock Price Performance


Dime Community Bancshares, Inc. - Price Change (%)
DCOM (+29.25%)
Russell 2000 (+83.96%)
KBW Bank (+40.84%)
Price Change (%)
80
60
40
20
0
-20
-40
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
RUSSELL 2000
KBW BANK INDEX
DCOM

- Split-adjusted IPO price of a DCOM share is $2.96. Total Return since the IPO in June 1996: 749%.
- Current dividend $0.14/QTR